Subsequent Events	12 Months Ended
Feb. 24, 2012
Subsequent Events [Abstract]
Subsequent Events
15.	Subsequent Events

On June 8, 2012, the Company disclosed on Form 8-K that its Annual Report on Form 10-K for fiscal 2012 would be delayed, and that the Company would miss the extended deadline of June 8, 2012 to file this Form 10-K.  As disclosed by the Company in its Form 12b-25 filed on May 24, 2012, the delay was related to an independent internal investigation of accounting practices at one of the Company's foreign subsidiaries that was being conducted by the Audit Committee of the Company's Board of Directors.  The Company discussed with PNC Bank the delay in filing the Form 10-K for fiscal 2012 because the delay in filing would result in a breach of a covenant in the Company's line of credit with PNC Bank.  The Company received a waiver through August 3, 2012, within which its Form 10-K has been filed.